UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported)     December 31, 2000
                                                    -------------------------
                                MBNA Corporation
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   (Exact name of registrant as specified in its charter)



           Maryland                    1-10683             52-1713008
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   (State or other jurisdiction     (Commission       (I.R.S. Employer
        of incorporation)           File Number)       Identification No.)



             Wilmington, Delaware                             19884-0141
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   (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code     (800) 362-6255
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       (Former name or former address, if changed since last report.)






Item 5.  Other Events

      The net credit losses and loan delinquencies for MBNA America Bank, N.A. ("the Bank"), a wholly owned subsidiary of MBNA Corporation, for its net loan portfolio and its managed loan portfolio for December 31, 2000, are presented in the table below. In February 1999, the Federal Financial Institutions Examination Council ("FFIEC") revised its policy on the classification of consumer loans. The revised policy establishes uniform guidelines for the charge-off of loans to delinquent, bankrupt, and deceased borrowers, for charge-off of fraudulent accounts, and for re-aging delinquent accounts. The Corporation implemented the guidelines in December 2000 by accelerating the charge-off of some delinquent loans. The one-time FFIEC adjustment did not have a material impact on the Corporation's consolidated income statement for the year ended December 31, 2000.


                                                    Net
                                               Credit Losses  Delinquency (3)
                                               -------------  -----------
                                                        (unaudited)

Net Loan Portfolio (1)

Before the implementation of the revised
 FFIEC policy................................       1.25%         4.31%
One-time adjustment from the implementation
 of the revised FFIEC policy.................       4.05          (.31)
After the implementation of the revised
 FFIEC policy................................       5.30          4.00


Managed Loan Portfolio (2)

Before the implementation of the revised
 FFIEC policy................................       3.90          4.97
One-time adjustment from the implementation
 of the revised FFIEC policy.................       4.87          (.46)
After the implementation of the revised
 FFIEC policy................................       8.77          4.51


(1) Net loan portfolio delinquency does not include securitized loans or loans held for securitization.
(2) Managed loan portfolio includes the Bank's loans held for securitization, loan portfolio, and securitized loans.
(3)  Delinquency represents loans which are 30 days or more past due.









                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.








                                                      MBNA CORPORATION


Date:  January 12, 2001                   By:  /s/     M. Scot Kaufman
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                                                       M. Scot Kaufman
                                               Senior Executive Vice President
                                                 and Chief Financial Officer